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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  July 23, 2001

                           mPHASE TECHNOLOGIES, INC.
              (Exact Name of Registrant as Specified in Charter)


                New Jersey                                           000-24969                            22-2287503
(State or Other Jurisdiction of Incorporation)                (Commission File Number)         (IRS Employer Identification No.)

                 587 Connecticut Ave., Norwalk, CT 06854-0566
                (Address of Principal Executive Offices)(ZIP Code)



      Registrant's telephone number, including area code: (203) 838-2741



                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

       mPhase Technologies, Inc. issued a press release on July 23, 2001 regarding the termination of its proposal to acquire the assets of Pliant Systems Inc., a copy of which is attached as Exhibit 99.1 hereto. The press release is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) and (b)    Not Applicable

          (c)  Exhibit.  The following exhibit is filed with this report:
               -------

          99.1  Press Release, dated July 23, 2001, of mPhase Technologies, Inc.

                         [Signature on following page.]
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                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  mPHASE TECHNOLOGIES, INC.

                                  By: /s/ MARTIN S. SMILEY
                                      --------------------
                                      Martin S. Smiley
                                      Executive Vice President,
                                      Chief Financial Officer and
                                      General Counsel

Date:  July 23, 2001
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                                 EXHIBIT INDEX
                                 -------------

Exhibit       Description
-------       -----------

99.1          Press Release, dated July 23, 2001, of mPhase Technologies, Inc.